UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 21, 2005
Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street
San Jose, California 95134-1599
 (Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On April 21, 2005, Cypress Semiconductor Corporation announced that Emmanuel T. Hernandez, the Company’s chief financial officer and vice president of finance and administration, will be transitioned from the Company over the second quarter to serve as chief financial officer of SunPower Corporation, a majority-owned subsidiary of Cypress.  The Company’s press release, dated April 22, 2005, is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

          (a) Financial statements of business acquired. Not applicable.

          (b) Pro forma financial information. Not applicable.

          (c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

          Exhibit 99.1 Press Release dated April 22, 2005, entitled “Cypress CFO to Shift to SunPower Subsidiary to Manage IPO”

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: April 22, 2005	By:	/s/ EMMANUAL T. HERNANDEZ

Emmanuel T. Hernandez
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 22, 2005, entitled “Cypress CFO to Shift to SunPower Subsidiary to Manage IPO”